Exh 10.1



                            SHARE PURCHASE AGREEMENT


To:   The Seller(s) listed on the Counterpart
      Signature Page hereof ("Seller")

From: The Buyer(s) listed on the Counterpart
      Signature Page hereof ("Buyer")

Re:   Purchase of shares that are common stock (the "Common Stock") of
Cove Apparel, Inc., a Nevada corporations ("Cove"), pursuant to this Share Purchase Agreement (the "Agreement")

                                   RECITALS:

         WHEREAS, Buyer (as defined herein) wishes to purchase and Seller wishes to sell Common Stock of Cove; and

         WHEREAS, Cove is entering into a reorganization, merger or acquisition with Euroseas Acquisition Corporation, a Delaware corporation, which is a wholly owned subsidiary of Euroseas, Ltd., a Marshall Island Corporations (the "Acquirer":, which may or may not be beneficial to Cove and its stockholders (the "Reorganization Transaction"); and

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         A. Seller represents and warrants that there are 10,480,500 total shares of Commons Stock of Cove outstanding and Seller is the legal owner of 4,500,000 of these Common Stock shares of Cove. Seller agrees to sell 1,405,395 of these Common Stock shares as indicated on the Counterpart Signature Page. Seller wishes to sell to Buyer at an aggregate purchase price as indicated on the Counterpart Signature Page, and Buyer wishes to purchase from Seller at an aggregate purchase price as indicated on the Counterpart Signature Page.

         B. Seller represents and warrants that: (i) Cove is a publicly-held company engaged in apparel sales, having previously and lawfully offered and sold a portion of is securities in accordance with applicable federal and state securities laws, rules and regulations and is in good standing the state of its incorporation and in all other jurisdictions where it does business and (ii) Cove files reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is current on all its reports and filings and Seller and Buyer have been provided with access to all reports of Cove via the EDGAR system of the SEC that have been filed by or with respect to Cove during the past 12 months and longer.

         C. Seller represents and warrans that all material information respecting the past, present and proposed business operations of Cove, its management, financial position or otherwise in any such filings and reports is comlete and correct and that Seller is not aware of any liability relating to Cove's business or operations which has not been set forth in the financial statement as reported in Cove's most recently filed 10QSB or other applicable reporting document and that there is not any present or threatened or proposed litigation by or against Cove.

         D. Seller represents and warrants that this Agreement is valid and enforceable by its terms and execution of the Agreement will not result in violation of any other agreement and that consummation of this Agreement will not result in a breach of any shareholder agreement of buy-sell agreement executed amount the shareholders of Cove.

         E. Seller and Buyer are aware that there is no current "established trading market" for the Common Stock of Cove which Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., (the "NASD") under the symbol "CVAP.OB" and that it is uncertain at this time whether there will be any future market for the Common Stock of Cove; and that the purchase price being paid for the Cove Common Stock bears no relationship to assets, book value or other established criteria of value. Seller and Buyer are also aware of the imminent Reorganization Transaction.

         F. If there is or have been any increases in the number of shares held by Seller due to stock splits or similar events, the number of shares to be sold to buyer will be adjusted upward accordingly with no increase in the purchase price. Seller represents and warrants that there have been no such changes before the date hereof.

         G. Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock of Seller covered by this Agreement, to-wit:

                  (i) Buyer is not relying on any representation of warranty of Seller whatsoever, except those representations and warranties contained in this Agreement;

                  (ii) Buyer has conducted Buyer's own investigation of the risks and merits of an investment in Cove by reviewing its annual and quarterly filings and registration statements contained in the Edgar achieves of the Securities and Exchange Commission;

                  (iii) Buyer or its principals is an "accredited investor" as that term is known or defined under applicable United States securities laws, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock hereunder, without qualification;

                  (iv) Buyer has full power and authority to execute and deliver this Agreement, without qualification;

                  (v) Buyer is purchasing the Common Stock for Buyer's account only;

                  (vi) Buyer will fully comply with all provisions of United States and state securities laws, in the resale of any of the Common Stock acquired hereunder, and will timely make all the required filings regarding beneficial ownership of the Common Stock with the Securities and Exchange Commission, as may be applicable; and

                  (vii) Buyer agrees and understands that the amount being paid by Buyer for the shares may be more or less than other Cove shareholders may be selling their stock in similar transactions.

         H. Seller represents, warrants and agrees that Buyer has not made and Seller is not relying on any representation of warranty of Buyer whatsoever, except those representations and warranties contained in this Agreement; and that Seller has conducted his own investigation of the proposed Reorganization Transaction, including without limitation that Seller has received and reviewed financial statements of the Eurobulk Group of Companies (predecessor of the Acquiror) for the years ended December 31, 2004 and 2003, the Term Sheet between Cove and Eurobulk Ltd. Dated April 20, 2005 and the draft copy of the Form 8-K of Cove dated June 2005 and the draft of Agreement and Plan of Merger dated June 17, 2005 for the proposed Reorganization Transaction. Without limitation of the above, Seller acknowledges that instead of raising $50 million or more as mentioned in said Term Sheet, the actual amount raised might be only $25 million or less.

         Accordingly, the parties hereto (subject to both parties' signatures below) agree as follows:

         1. Buyer hereby offers to purchase from Seller the shares of Common Stock of Cove as indicated on the Counterpart Signature Page, free and clear of any liens, encumbrances and/or other restrictions whatsoever and Seller agrees to sell to Buyer the shares of Common Stock of Cove owned by Seller as indicated on the Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever.

         2. The purchase price of the Common Stock shall be as indicated on the Counterpart Signature Page, payable on delivery of the Common Stock by Seller to Buyer for purchase and sale under this Agreement.

         3. Certificates representing the Common Stock shall be delivered to Buyer in exchange for payment by Buyer and Seller of the amounts required herein from funds to be deposited by Buyer for the purchase and sale of the Common Stock, which payment shall be subject to the transfer of the Common Stock into Buyers's name and delivery of the stock certificate or certificates representing the common Stock to Buyer, which stock certificate shall bear no restriction or notation, except as may be required to comply with the Securities and Exchange Act of 1933;

         4. By acceptance of this offer, Seller hereby covenants and warrants:

                  (i) That Seller has the right to sell, transfer, convey and assign the Common Stock, without qualification; subject to such restrictions as may be required to comply with the Securities and Exchange Act of 1933;

                  (ii) That the shares being sold under this Agreement are fully paid and non-assessable; and

                  (iii) That Seller has done no act to encumber, hypothecate or cause liens on the Common Stock and the shares are free and clear of any liens, encumbrances and restrictions.

         5. A closing under the terms of this Agreement shall take place on or about the closing date specified. At the closing Buyer shall tender to Seller payment in the amount of the specified Purchase Price for the shares to be purchased under this Agreement. Seller shall simultaneously tender to Buyer certificates for the specified number of shares of the Common Stock of Cove with stock powers attached. Said certificates shall be free and clear of any restriction except such as may be imposed under the Securities Act of 1933.

         6. This Agreement shall be construed under the laws of the State of California.

         7. All representations and warranties in this Agreement shall survive the closing.

         8. This Agreement constitutes the entire, complete and final expression of the agreement of the parties relating to the subject matter hereof and supersedes all previous communications and agreements thereon, oral or written.

                           COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Purchase Agreement ("the Agreement") dated on August 29, 2005, among the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement. This Agreement may be executed in separate counterparts which together constitute one and the same agreement.


                                       BUYER:

                                       Seaward Ave Partners, LLC.
                                       ------------------------------------


Dated  8/29/05                         By: /s/  Winnie Huang
                                       ----------------------------
                                       (Signature) Winnie Huang, Managing Member

                                       SELLER:

                                       Shawn Peterson
                                       ------------------------------------
8/29/05                                By:  /s/  Shawn Peterson




Number of Shares Sold:   1,405,395

Purchase Price ($13,509.05)

Closing Date:  August 29, 2005

Exh 10.2




                            SHARE PURCHASE AGREEMENT


To:   The Seller(s) listed on the Counterpart
      Signature Page hereof ("Seller")

From: The Buyer(s) listed on the Counterpart
      Signature Page hereof ("Buyer")

Re:   Purchase of shares that are common stock (the "Common Stock") of
Cove Apparel, Inc., a Nevada corporations ("Cove"), pursuant to this Share Purchase Agreement (the "Agreement")

                                   RECITALS:

         WHEREAS, Buyer (as defined herein) wishes to purchase and Seller wishes to sell Common Stock of Cove; and

         WHEREAS, Cove is entering into a reorganization, merger or acquisition with Euroseas Acquisition Corporation, a Delaware corporation, which is a wholly owned subsidiary of Euroseas, Ltd., a Marshall Island Corporations (the "Acquirer":, which may or may not be beneficial to Cove and its stockholders (the "Reorganization Transaction"); and

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         A. Seller represents and warrants that there are 10,480,500 total shares of Commons Stock of Cove outstanding and Seller is the legal owner of 4,500,000 of these Common Stock shares of Cove. Seller agrees to sell 1,385,396 of these Common Stock shares as indicated on the Counterpart Signature Page. Seller wishes to sell to Buyer at an aggregate purchase price as indicated on the Counterpart Signature Page, and Buyer wishes to purchase from Seller at an aggregate purchase price as indicated on the Counterpart Signature Page.

         B. Seller represents and warrants that: (i) Cove is a publicly-held company engaged in apparel sales, having previously and lawfully offered and sold a portion of is securities in accordance with applicable federal and state securities laws, rules and regulations and is in good standing the state of its incorporation and in all other jurisdictions where it does business and (ii) Cove files reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is current on all its reports and filings and Seller and Buyer have been provided with access to all reports of Cove via the EDGAR system of the SEC that have been filed by or with respect to Cove during the past 12 months and longer.

         C. Seller represents and warrans that all material information respecting the past, present and proposed business operations of Cove, its management, financial position or otherwise in any such filings and reports is comlete and correct and that Seller is not aware of any liability relating to Cove's business or operations which has not been set forth in the financial statement as reported in Cove's most recently filed 10QSB or other applicable reporting document and that there is not any present or threatened or proposed litigation by or against Cove.

         D. Seller represents and warrants that this Agreement is valid and enforceable by its terms and execution of the Agreement will not result in violation of any other agreement and that consummation of this Agreement will not result in a breach of any shareholder agreement of buy-sell agreement executed amount the shareholders of Cove.

         E. Seller and Buyer are aware that there is no current "established trading market" for the Common Stock of Cove which Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., (the "NASD") under the symbol "CVAP.OB" and that it is uncertain at this time whether there will be any future market for the Common Stock of Cove; and that the purchase price being paid for the Cove Common Stock bears no relationship to assets, book value or other established criteria of value. Seller and Buyer are also aware of the imminent Reorganization Transaction.

         F. If there is or have been any increases in the number of shares held by Seller due to stock splits or similar events, the number of shares to be sold to buyer will be adjusted upward accordingly with no increase in the purchase price. Seller represents and warrants that there have been no such changes before the date hereof.

         G. Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock of Seller covered by this Agreement, to-wit:

                  (i) Buyer is not relying on any representation of warranty of Seller whatsoever, except those representations and warranties contained in this Agreement;

                  (ii) Buyer has conducted Buyer's own investigation of the risks and merits of an investment in Cove by reviewing its annual and quarterly filings and registration statements contained in the Edgar achieves of the Securities and Exchange Commission;

                  (iii) Buyer or its principals is an "accredited investor" as that term is known or defined under applicable United States securities laws, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock hereunder, without qualification;

                  (iv) Buyer has full power and authority to execute and deliver this Agreement, without qualification;

                  (v) Buyer is purchasing the Common Stock for Buyer's account only;

                  (vi) Buyer will fully comply with all provisions of United States and state securities laws, in the resale of any of the Common Stock acquired hereunder, and will timely make all the required filings regarding beneficial ownership of the Common Stock with the Securities and Exchange Commission, as may be applicable; and

                  (vii) Buyer agrees and understands that the amount being paid by Buyer for the shares may be more or less than other Cove shareholders may be selling their stock in similar transactions.

         H. Seller represents, warrants and agrees that Buyer has not made and Seller is not relying on any representation of warranty of Buyer whatsoever, except those representations and warranties contained in this Agreement; and that Seller has conducted his own investigation of the proposed Reorganization Transaction, including without limitation that Seller has received and reviewed financial statements of the Eurobulk Group of Companies (predecessor of the Acquiror) for the years ended December 31, 2004 and 2003, the Term Sheet between Cove and Eurobulk Ltd. Dated April 20, 2005 and the draft copy of the Form 8-K of Cove dated June 2005 and the draft of Agreement and Plan of Merger dated June 17, 2005 for the proposed Reorganization Transaction. Without limitation of the above, Seller acknowledges that instead of raising $50 million or more as mentioned in said Term Sheet, the actual amount raised might be only $25 million or less.

         Accordingly, the parties hereto (subject to both parties' signatures below) agree as follows:

         1. Buyer hereby offers to purchase from Seller the shares of Common Stock of Cove as indicated on the Counterpart Signature Page, free and clear of any liens, encumbrances and/or other restrictions whatsoever and Seller agrees to sell to Buyer the shares of Common Stock of Cove owned by Seller as indicated on the Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever.

         2. The purchase price of the Common Stock shall be as indicated on the Counterpart Signature Page, payable on delivery of the Common Stock by Seller to Buyer for purchase and sale under this Agreement.

         3. Certificates representing the Common Stock shall be delivered to Buyer in exchange for payment by Buyer and Seller of the amounts required herein from funds to be deposited by Buyer for the purchase and sale of the Common Stock, which payment shall be subject to the transfer of the Common Stock into Buyers's name and delivery of the stock certificate or certificates representing the common Stock to Buyer, which stock certificate shall bear no restriction or notation, except as may be required to comply with the Securities and Exchange Act of 1933;

         4. By acceptance of this offer, Seller hereby covenants and warrants:

                  (i) That Seller has the right to sell, transfer, convey and assign the Common Stock, without qualification; subject to such restrictions as may be required to comply with the Securities and Exchange Act of 1933;

                  (ii) That the shares being sold under this Agreement are fully paid and non-assessable; and

                  (iii) That Seller has done no act to encumber, hypothecate or cause liens on the Common Stock and the shares are free and clear of any liens, encumbrances and restrictions.

         5. A closing under the terms of this Agreement shall take place on or about the closing date specified. At the closing Buyer shall tender to Seller payment in the amount of the specified Purchase Price for the shares to be purchased under this Agreement. Seller shall simultaneously tender to Buyer certificates for the specified number of shares of the Common Stock of Cove with stock powers attached. Said certificates shall be free and clear of any restriction except such as may be imposed under the Securities Act of 1933.

         6. This Agreement shall be construed under the laws of the State of California.

         7. All representations and warranties in this Agreement shall survive the closing.

         8. This Agreement constitutes the entire, complete and final expression of the agreement of the parties relating to the subject matter hereof and supersedes all previous communications and agreements thereon, oral or written.

                           COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Purchase Agreement ("the Agreement") dated on August 29, 2005, among the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement. This Agreement may be executed in separate counterparts which together constitute one and the same agreement.


                                       BUYER:

                                       J.E. Spanier
                                       ------------------------------------


Dated  8/29/05                         By: /s/  J.E. Spanier
                                       ----------------------------
                                       (Signature) J.E. Spanier

                                       SELLER:

                                       Shawn Peterson
                                       ------------------------------------
8/29/05                                By:  /s/ Shawn Peterson




Number of Shares Sold:   1,385,396

Purchase Price ($13,424.13)

Closing Date:  August 29, 2005

Exh 10.3




                            SHARE PURCHASE AGREEMENT


To:   The Seller(s) listed on the Counterpart
      Signature Page hereof ("Seller")

From: The Buyer(s) listed on the Counterpart
      Signature Page hereof ("Buyer")

Re:   Purchase of shares that are common stock (the "Common Stock") of
Cove Apparel, Inc., a Nevada corporations ("Cove"), pursuant to this Share Purchase Agreement (the "Agreement")

                                   RECITALS:

         WHEREAS, Buyer (as defined herein) wishes to purchase and Seller wishes to sell Common Stock of Cove; and

         WHEREAS, Cove is entering into a reorganization, merger or acquisition with Euroseas Acquisition Corporation, a Delaware corporation, which is a wholly owned subsidiary of Euroseas, Ltd., a Marshall Island Corporations (the "Acquirer":, which may or may not be beneficial to Cove and its stockholders (the "Reorganization Transaction"); and

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         A. Seller represents and warrants that there are 10,480,500 total shares of Commons Stock of Cove outstanding and Seller is the legal owner of 4,500,000 of these Common Stock shares of Cove. Seller agrees to sell 1,609,209 of these Common Stock shares as indicated on the Counterpart Signature Page. Seller wishes to sell to Buyer at an aggregate purchase price as indicated on the Counterpart Signature Page, and Buyer wishes to purchase from Seller at an aggregate purchase price as indicated on the Counterpart Signature Page.

         B. Seller represents and warrants that: (i) Cove is a publicly-held company engaged in apparel sales, having previously and lawfully offered and sold a portion of is securities in accordance with applicable federal and state securities laws, rules and regulations and is in good standing the state of its incorporation and in all other jurisdictions where it does business and (ii) Cove files reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is current on all its reports and filings and Seller and Buyer have been provided with access to all reports of Cove via the EDGAR system of the SEC that have been filed by or with respect to Cove during the past 12 months and longer.

         C. Seller represents and warrans that all material information respecting the past, present and proposed business operations of Cove, its management, financial position or otherwise in any such filings and reports is comlete and correct and that Seller is not aware of any liability relating to Cove's business or operations which has not been set forth in the financial statement as reported in Cove's most recently filed 10QSB or other applicable reporting document and that there is not any present or threatened or proposed litigation by or against Cove.

         D. Seller represents and warrants that this Agreement is valid and enforceable by its terms and execution of the Agreement will not result in violation of any other agreement and that consummation of this Agreement will not result in a breach of any shareholder agreement of buy-sell agreement executed amount the shareholders of Cove.

         E. Seller and Buyer are aware that there is no current "established trading market" for the Common Stock of Cove which Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., (the "NASD") under the symbol "CVAP.OB" and that it is uncertain at this time whether there will be any future market for the Common Stock of Cove; and that the purchase price being paid for the Cove Common Stock bears no relationship to assets, book value or other established criteria of value. Seller and Buyer are also aware of the imminent Reorganization Transaction.

         F. If there is or have been any increases in the number of shares held by Seller due to stock splits or similar events, the number of shares to be sold to buyer will be adjusted upward accordingly with no increase in the purchase price. Seller represents and warrants that there have been no such changes before the date hereof.

         G. Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock of Seller covered by this Agreement, to-wit:

                  (i) Buyer is not relying on any representation of warranty of Seller whatsoever, except those representations and warranties contained in this Agreement;

                  (ii) Buyer has conducted Buyer's own investigation of the risks and merits of an investment in Cove by reviewing its annual and quarterly filings and registration statements contained in the Edgar achieves of the Securities and Exchange Commission;

                  (iii) Buyer or its principals is an "accredited investor" as that term is known or defined under applicable United States securities laws, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock hereunder, without qualification;

                  (iv) Buyer has full power and authority to execute and deliver this Agreement, without qualification;

                  (v) Buyer is purchasing the Common Stock for Buyer's account only;

                  (vi) Buyer will fully comply with all provisions of United States and state securities laws, in the resale of any of the Common Stock acquired hereunder, and will timely make all the required filings regarding beneficial ownership of the Common Stock with the Securities and Exchange Commission, as may be applicable; and

                  (vii) Buyer agrees and understands that the amount being paid by Buyer for the shares may be more or less than other Cove shareholders may be selling their stock in similar transactions.

         H. Seller represents, warrants and agrees that Buyer has not made and Seller is not relying on any representation of warranty of Buyer whatsoever, except those representations and warranties contained in this Agreement; and that Seller has conducted his own investigation of the proposed Reorganization Transaction, including without limitation that Seller has received and reviewed financial statements of the Eurobulk Group of Companies (predecessor of the Acquiror) for the years ended December 31, 2004 and 2003, the Term Sheet between Cove and Eurobulk Ltd. Dated April 20, 2005 and the draft copy of the Form 8-K of Cove dated June 2005 and the draft of Agreement and Plan of Merger dated June 17, 2005 for the proposed Reorganization Transaction. Without limitation of the above, Seller acknowledges that instead of raising $50 million or more as mentioned in said Term Sheet, the actual amount raised might be only $25 million or less.

         Accordingly, the parties hereto (subject to both parties' signatures below) agree as follows:

         1. Buyer hereby offers to purchase from Seller the shares of Common Stock of Cove as indicated on the Counterpart Signature Page, free and clear of any liens, encumbrances and/or other restrictions whatsoever and Seller agrees to sell to Buyer the shares of Common Stock of Cove owned by Seller as indicated on the Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever.

         2. The purchase price of the Common Stock shall be as indicated on the Counterpart Signature Page, payable on delivery of the Common Stock by Seller to Buyer for purchase and sale under this Agreement.

         3. Certificates representing the Common Stock shall be delivered to Buyer in exchange for payment by Buyer and Seller of the amounts required herein from funds to be deposited by Buyer for the purchase and sale of the Common Stock, which payment shall be subject to the transfer of the Common Stock into Buyers's name and delivery of the stock certificate or certificates representing the common Stock to Buyer, which stock certificate shall bear no restriction or notation, except as may be required to comply with the Securities and Exchange Act of 1933;

         4. By acceptance of this offer, Seller hereby covenants and warrants:

                  (i) That Seller has the right to sell, transfer, convey and assign the Common Stock, without qualification; subject to such restrictions as may be required to comply with the Securities and Exchange Act of 1933;

                  (ii) That the shares being sold under this Agreement are fully paid and non-assessable; and

                  (iii) That Seller has done no act to encumber, hypothecate or cause liens on the Common Stock and the shares are free and clear of any liens, encumbrances and restrictions.

         5. A closing under the terms of this Agreement shall take place on or about the closing date specified. At the closing Buyer shall tender to Seller payment in the amount of the specified Purchase Price for the shares to be purchased under this Agreement. Seller shall simultaneously tender to Buyer certificates for the specified number of shares of the Common Stock of Cove with stock powers attached. Said certificates shall be free and clear of any restriction except such as may be imposed under the Securities Act of 1933.

         6. This Agreement shall be construed under the laws of the State of California.

         7. All representations and warranties in this Agreement shall survive the closing.

         8. This Agreement constitutes the entire, complete and final expression of the agreement of the parties relating to the subject matter hereof and supersedes all previous communications and agreements thereon, oral or written.

                           COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Purchase Agreement ("the Agreement") dated on August 29, 2005, among the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement. This Agreement may be executed in separate counterparts which together constitute one and the same agreement.


                                       BUYER:

                                       Olive Grove, LLC.
                                       ------------------------------------


Dated  8/29/05                         By: /s/  Peter Geddes
                                       ----------------------------
                                       (Signature) Peter Geddes, Managing Member

                                       SELLER:

                                       Shawn Peterson
                                       ------------------------------------
8/29/05                                By:  /s/ Shawn Peterson




Number of Shares Sold:   1,609,209

Purchase Price ($13,157.71)

Closing Date:  August 29, 2005